UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2024

Walker & Dunlop, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35000	80-0629925
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7272 Wisconsin Avenue Suite 1300 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 215-5500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	WD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On May 22, 2024, Walker & Dunlop, Inc. (the “Company”) entered into Amendment No. 2 (the “Amendment”) to the Credit Agreement, dated as of December 16, 2021, by and among the Company, as borrower, JPMorgan Chase Bank, N.A., a national banking association (“JPM”), as administrative agent (in such capacity, the “Administrative Agent”), the several banks and other financial institutions or entities from time to time party thereto (the “Lenders”), and the other parties thereto (as amended by that certain Lender Joinder Agreement and Amendment No. 1, dated as of January 12, 2023, and as further amended, restated, modified and supplemented from time to time, the “Credit Agreement”).

The Company entered into the Amendment to, among other things, refinance existing Incremental Term B Loans (as defined in the Credit Agreement) outstanding under the Credit Agreement with an aggregate principal amount of $198,000,000 that bear interest at a rate of adjusted Term SOFR plus 3.00% per annum, pursuant to an additional tranche of Initial Term Loans (as defined in the Credit Agreement) totaling $198,000,000, that is part of and fungible with the existing tranche of Initial Term Loans (the “Additional Initial Term Loans”), and bear interest at a rate of adjusted Term SOFR plus 2.25%.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

JPM and its affiliates have various relationships with the Company and its affiliates involving the provision of financial services, including another credit facility under which an affiliate of the Company is a borrower, and investment banking.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Amendment No. 2, dated as of May 22, 2024, to the Credit Agreement, dated as of December 16, 2021, by and among the Company, as borrower, JPMorgan Chase Bank, N.A., a national banking association, as administrative agent and an Incremental Term B Lender, the several banks and other financial institutions or entities from time to time party thereto, and the other parties thereto (as amended by that certain Lender Joinder Agreement and Amendment No. 1, dated as of January 12, 2023).
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Walker & Dunlop, Inc.
(Registrant)

Date: May 24, 2024	By:	/s/ Gregory A. Florkowski
Gregory A. Florkowski Executive Vice President and Chief Financial Officer